UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 12th 2014


                            INDEPENDENCE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54323                  20-3866475
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                       3753 Pennridge Drive, St. Louis MO
                    (Address of principal executive offices)

                                      63044
                                   (Zip Code)

                                 (314) 344-1920
               Registrant's telephone number, including area code

             3020 Old Ranch Parkway, Suite 300, Seal Beach, CA 90740 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm.

The board of directors of Independence Energy Corp., a Nevada corporation (the "Company"), recently completed a competitive process to review the appointment of the Company's independent registered public accounting firm for the fiscal year ending January 31, 2015. As a result of this process and following careful deliberation, on December 8th, 2014, the board of directors approved the dismissal of Pannell Kerr Forster of Texas, P.C., a professional corporation ("PKF"), as the Company's independent registered public accounting firm. The report of PKF on the Company's financial statements as of and for the three month period ended July 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. As a result of the Company's substantial losses reported during these periods, the prior reports were modified due to uncertainty as to the Company's ability to continue as a going concern. During the three month period ended July 31, 2014, (i) there were no disagreements, as contemplated by
Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1933, as amended ("Regulation S-K"), with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PKF' satisfaction, would have caused PKF to make reference to the subject matter thereof in connection with its reports for such period and (ii) there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K. The Company provided PKF with a copy of the disclosures it is making in this Current Report on Form 8-K, and requested from PKF a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures. PKF have at this time declined to provide such a letter stating an outstanding account balance as the reason for such decline.

(b) Engagement of New Independent Registered Public Accounting Firm.

On December 8th, 2014, the Company, with the approval and recommendation of its board of directors, engaged Sadler Gibb & Associates LLC ("SGA"), to serve as the Company's independent registered public accounting firm for the remainder of the year ending January 31, 2015. During the years ended January 31, 2014 and 2013, and the subsequent interim period through October 31st, 2014, the Company did not consult with SGA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that SGA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as contemplated by Item 304 (a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12th, 2014            Independence Energy Corp.


                                     By: /s/ Howard J. Taylor
                                        ----------------------------------------
                                     Name: Howard J. Taylor
                                     Title: Chief Executive Officer and Director

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